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                                                                   EXHIBIT 10.26

                                    EXHIBIT B
                        PUT NOTICE/COMPLIANCE CERTIFICATE
                               MediaX Corporation

               The undersigned hereby certifies, with respect to shares of Common Stock of MediaX, Inc. (the "Company") issuable in connection with this Put Notice and Compliance Certificate dated _____________ (the "Notice"), delivered pursuant to Article II of the Private Equity Line of Credit Agreement dated as of April __, 2000 (the "Agreement"), as follows:

1. The undersigned is the duly appointed President of the Company.

2. The representations and warranties of the Company set forth in the Agreement are true and correct in all material respects as though made on and as of the date hereof and all SEC Documents are as represented in Section 4.5 of the Agreement.

3. The Company has performed in all material respects all covenants and agreements to be performed by the Company on or prior to the date of this Put Notice and has complied in all material respects with all obligations and conditions contained in the Agreement.

4. The Investment Amount is $___________.

5. The Threshold Price per share is $ ___________.

The undersigned has executed this Certificate this ____ day of ________, _____.


                                                       MEDIAX CORPORATION


                                                       -------------------------
                                                       President